FOR IMMEDIATE RELEASE

                             NORWOOD FINANCIAL CORP
                             ----------------------
                              EARNINGS INCREASE 12%
                              ---------------------

October 20, 2005-Honesdale, PA

         William W. Davis, Jr., President and Chief Executive Officer of Norwood Financial Corp (Nasdaq - NWFL) and its subsidiary, Wayne Bank announced earnings for the three months ended September 30, 2005 of $1,482,000. This represents an increase of $162,000, or 12.3% over the $1,320,000 earned in the comparable period of 2004. Earnings per share (fully diluted) were $.54 in the 2005 period, a 10.2% increase over $.49 earned in the similar period in 2004. Annualized return on average assets for the three months ended September 30, 2005 was 1.38% with an annualized return on equity of 12.43%. Net income for nine months ended September 30, 2005 was $4,055,000, which represents an 11.2% increase over the $3,647,000 earned for the similar period in 2004. Earnings per share (fully diluted) reflected a 10.1% increase, at $1.49 per share in the 2005 period compared to $1.35 in 2004.

         Total assets as of September 30, 2005 were $425.6 million, an increase of $27.0 million from a year ago. Deposits totaled $340.4 million, reflecting a $22.5 million increase from the prior year. Loans receivable increased $25.4 million, or 9.9% to $282.3 million as of September 30, 2005. The increase was principally due to growth in commercial real estate and home equity lending. All measures of loan quality remain strong, with non-performing loans totaling
$107,000 or .04% of total loans, as of September 30, 2005. Net charge-offs for the nine months ended September 30, 2005 totaled $85,000, declining significantly from $239,000 for the similar period in 2004. As a result, the Company reduced the provision for loan losses to $280,000 for the nine months ended

September 30, 2005 compared to $390,000 for the 2004 period. Notwithstanding the lower provision, the allowance for loan losses increased by $225,000 to $3.6 million as of September 30, 2005 and equaled 1.29% of total loans at that date.

         Net interest income for the three months ended September 30, 2005 totaled $3,934,000, an increase of 10.6% over the similar period in 2004. The net interest margin, (fully taxable equivalent) was 4.06% in the current period increasing from 3.93% for the 2004 period. The increase in net interest margin was due to a higher percentage of loans on the balance sheet and the increases in the prime rate which have occurred since June 2004. For the nine months ended September 30, 2005, net interest income totaled $11,300,000 with a net interest margin (fte) of 3.99%, improving from $10,371,000 and a net interest margin
(fte) of 3.91% for the similar period in 2004. The increase was principally due to loan growth and higher short-term interest rates.

         Other income for the three months ended September 30, 2005 totaled $908,000, an increase of 4.2% over the $871,000 in the similar period in 2004. A lower level of gains on sales of securities, $3,000, declining from $51,000 in 2004, was more than offset by growth in service charges on deposits. For the nine months ended September 30, 2005, other income totaled $2,693,000 compared to $2,572,000 in the prior year. Gains on sales of securities were much lower at $83,000 compared to $313,000 for the period in 2004 but were offset by higher income from service charges and fees and fiduciary activities.

         Other expenses for the three months ended September 30, 2005 totaled $2,627,000 an increase of $118,000 or 4.7% over the similar period in 2004. The change was principally due to increasing employee benefit costs and expense associated with the Company's Sarbanes-Oxley compliance. For the nine months ended September 30, 2005, other expenses totaled $7,955,000 an increase of 5.4% over the similar period in 2004.

         Mr. Davis commented, "We are pleased with our results to date, in 2005, with earnings up over 11%. Our market areas in Wayne, Pike and Monroe Counties continue to grow, and as a result, our loan demand remains healthy and our credit quality is good."

         Norwood Financial Corp, through its subsidiary Wayne Bank, operates eleven offices in Wayne, Pike and Monroe Counties. The Company's stock is traded on the Nasdaq Market, under the symbol, "NWFL".

         The foregoing material may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially and therefore readers should not place undue reliance on any forward looking statements. Those risks and uncertainties include changes in interest rates, risks associated with the effect of opening a new branch, the ability to control costs and expenses, and general economic conditions. Norwood Financial Corp does undertake and specifically disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.


Contact: Lewis J. Critelli
         Executive Vice President &
         Chief Financial Officer
         NORWOOD FINANCIAL CORP
         570-253-1455
         www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
  (unaudited)

                                                      Three Months Ended  Nine Months Ended
                                                         September 30       September 30
                                                      ------------------  -----------------
                                                        2005      2004      2005      2004
                                                      -------   -------   -------   -------
INTEREST INCOME
    Loans receivable, including fees                  $ 4,527   $ 3,770   $12,735   $10,886
    Securities                                            993     1,004     3,054     3,155
    Other                                                  58         8        75        25
                                                      -------   -------   -------   -------
         Total Interest income                          5,578     4,782    15,864    14,066

INTEREST EXPENSE
    Deposits                                            1,262       858     3,351     2,628
    Short-term borrowings                                  83        46       294       103
    Long-term debt                                        299       320       919       964
                                                      -------   -------   -------   -------
         Total Interest expense                         1,644     1,224     4,564     3,695
                                                      -------   -------   -------   -------
NET INTEREST INCOME                                     3,934     3,558    11,300    10,371
PROVISION FOR LOAN LOSSES                                  90       100       280       390
                                                      -------   -------   -------   -------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES     3,844     3,458    11,020     9,981

OTHER INCOME
    Service charges and fees                              648       575     1,830     1,489
    Income from fiduciary activities                       78        83       254       238
    Net realized gains on sales of securities               3        51        83       313
    Gains on sale of loans                                  8         1        63        63
    Other                                                 171       161       463       469
                                                      -------   -------   -------   -------
         Total other income                               908       871     2,693     2,572

OTHER EXPENSES
    Salaries and  employee benefits                     1,360     1,276     4,081     3,840
    Occupancy, furniture and equipment                    356       335     1,105     1,025
    Data processing related                               161       149       474       451
    Losses on lease residuals                               -         -         -        90
    Taxes, other than income                               19         2       226       185
    Professional Fees                                     102        77       350       233
    Other                                                 629       670     1,719     1,724
                                                      -------   -------   -------   -------
         Total other expenses                           2,627     2,509     7,955     7,548

INCOME BEFORE TAX                                       2,125     1,820     5,758     5,005
INCOME TAX EXPENSE                                        643       500     1,703     1,358
                                                      -------   -------   -------   -------
NET INCOME                                            $ 1,482   $ 1,320   $ 4,055   $ 3,647
                                                      =======   =======   =======   =======

Basic earnings per share                              $  0.56   $  0.50   $  1.52   $  1.38
                                                      =======   =======   =======   =======

Diluted earnings per share                            $  0.54   $  0.49   $  1.49   $  1.35
                                                      =======   =======   =======   =======

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

Three Months Ended September 30                     2005            2004
-------------------------------                   --------        --------

Net interest income                               $  3,934        $  3,558
Net income                                           1,482           1,320

Net interest spread (fully taxable equivalent)       3.63%           3.60%
Net interest margin (fully taxable equivalent)       4.06%           3.93%
Return on average assets                             1.38%           1.32%
Return on average equity                            12.43%          12.01%
Basic  earnings per share                         $   0.56        $   0.50
Diluted earnings per share                            0.54            0.49

Nine Months Ended September 30
------------------------------

Net interest income                               $ 11,300        $ 10,371
Net income                                           4,055           3,647

Net interest spread (fully taxable equivalent)       3.60%           3.59%
Net interest margin (fully taxable equivalent)       3.99%           3.91%
Return on average assets                             1.31%           1.24%
Return on average equity                            11.63%          11.18%
Basic  earnings per share                         $   1.52        $   1.38
Diluted earnings per share                            1.49            1.35

As of September 30
------------------

Total Assets                                      $425,611        $398,571
Total Loans receivable                             282,264         256,919
Allowance for loan  losses                           3,643           3,418
Total deposits                                     340,431         317,945
Stockholders' equity                                47,447          44,788
Trust Assets  under management                      86,223          77,651

Book value per share                              $  17.64        $  16.63
Equity to total assets                              11.15%          11.24%
Allowance to total loans receivable                  1.29%           1.33%
Nonperforming loans to total loans                   0.04%           0.03%

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands)
 (unaudited)
                                                    September 30
                                               ----------------------
                                                   2005         2004
                                               ---------    ---------
ASSETS
   Cash and due from banks                     $   9,755    $  10,290
   Interest bearing deposits with banks              132          101
   Federal funds sold                              2,295          610
                                               ---------    ---------
          Cash and cash equivalents               12,182       11,001

  Securities available for sale                  113,162      111,100
  Securities held to maturity,
    fair value 2005: $2,902 2004: $5,915           2,860        5,720
  Loans receivable (net of unearned Income)      282,264      256,919
  Less: Allowance for loan losses                  3,643        3,418
                                               ---------    ---------
     Net loans receivable                        278,621      253,501
  Investment in FHLB Stock                         1,711        2,183
  Bank premises and equipment,net                  5,454        5,602
  Accrued interest receivable                      1,888        1,667
  Other assets                                     9,733        7,797
                                               ---------    ---------
          TOTAL ASSETS                         $ 425,611    $ 398,571
                                               =========    =========

LIABILITIES
   Deposits:
     Non-interest bearing demand               $  58,061    $  51,752
     Interest-bearing                            282,370      266,193
                                               ---------    ---------
          Total deposits                         340,431      317,945
  Short-term borrowings                           11,515       11,194
  Long-term debt                                  23,000       23,000
  Accrued interest payable                         1,369        1,136
  Other liabilities                                1,849          508
                                               ---------    ---------
          TOTAL LIABILITIES                      378,164      353,783

STOCKHOLDERS' EQUITY
  Common Stock, $.10 par value,
    authorized 10,000,000 shares
    issued: 2,705,715 shares                         270          270
  Surplus                                          5,545        5,180
  Retained earnings                               42,840       39,338
  Treasury stock, at cost:
    2005: 16,026 shares, 2004: 12,597 shares        (468)        (204)
  Unearned ESOP Shares                              (199)        (400)
  Accumulated other comprehensive income            (541)         604
                                               ---------    ---------
          TOTAL STOCKHOLDERS' EQUITY              47,447       44,788
                                               ---------    ---------

          TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY          $ 425,611    $ 398,571
                                               =========    =========

NORWOOD FINANCIAL CORP
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

                                               30-Sep     30-Jun     31-Mar     31-Dec     30-Sep
                                                2005       2005       2005       2004       2004
                                              --------   --------   --------   --------   --------
ASSETS
   Cash and due from banks                    $  9,755   $ 11,895   $  7,186   $  7,488   $ 10,290
   Interest bearing deposits with banks            132        119         29        118        101
   Federal funds sold                            2,295      5,290          -     13,060        610
                                              --------   --------   --------   --------   --------
        Cash and cash equivalents               12,182     17,304      7,215     20,666     11,001

   Securities available for sale               113,162    111,497    119,490    116,933    111,100
   Securities held to maturity                   2,860      3,337      5,103      5,724      5,720
   Loans receivable (net of unearned Income)   282,264    275,558    266,032    254,757    256,919
   Less: Allowance for loan losses               3,643      3,600      3,523      3,448      3,418
                                              --------   --------   --------   --------   --------
        Net loans receivable                   278,621    271,958    262,509    251,309    253,501
   Investment in FHLB stock                      1,711      1,973      2,477      2,225      2,183
   Bank premises and equipment, net              5,454      5,434      5,475      5,489      5,602
   Foreclosed real estate                            -          -          -          -          -
   Other assets                                 11,621     11,052     10,919      9,280      9,464
                                              --------   --------   --------   --------   --------
        TOTAL ASSETS                          $425,611   $422,555   $413,188   $411,626   $398,571
                                              ========   ========   ========   ========   ========

LIABILITIES
   Deposits:
     Non-interest bearing demand              $ 58,061   $ 53,628   $ 46,774   $ 44,450   $ 51,752
     Interest- bearing deposits                282,370    285,305    270,174    274,195    266,193
                                              --------   --------   --------   --------   --------
        Total deposits                         340,431    338,933    316,948    318,645    317,945
   Other borrowings                             34,515     33,928     47,956     45,982     34,194
   Other liabilities                             3,218      2,863      2,689      1,314      1,644
                                              --------   --------   --------   --------   --------
        TOTAL LIABILITIES                      378,164    375,724    367,593    365,941    353,783

STOCKHOLDERS' EQUITY                            47,447     46,831     45,595     45,685     44,788
                                              --------   --------   --------   --------   --------
        TOTAL LIABILITIES AND
          STOCKHOLDERS' EQUITY                $425,611   $422,555   $413,188   $411,626   $398,571
                                              ========   ========   ========   ========   ========

NORWOOD FINANCIAL CORP
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)

                                                30-Sep    30-Jun    31-Mar    31-Dec    30-Sep
Three months ended                               2005      2005      2005      2004      2004
                                                ------    ------    ------    ------    ------

INTEREST INCOME
    Loans receivable, including fees            $4,527    $4,288    $3,920    $3,908    $3,770
    Securities                                     993     1,020     1,041       987     1,004
    Other                                           58         5        12        45         8
                                                ------    ------    ------    ------    ------
        Total Interest income                    5,578     5,313     4,973     4,940     4,782

INTEREST EXPENSE
    Deposits                                     1,262     1,102       987       927       858
    Borrowings                                     382       415       416       372       366
                                                ------    ------    ------    ------    ------
        Total Interest expense                   1,644     1,517     1,403     1,299     1,224
NET INTEREST INCOME                              3,934     3,796     3,570     3,641     3,558
PROVISION FOR LOAN LOSSES                           90        90       100        65       100
                                                ------    ------    ------    ------    ------
NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                              3,844     3,706     3,470     3,576     3,458

OTHER INCOME
    Service charges and fees                       648       603       579       633       575
    Income from fiduciary activities                78        92        84        63        83
    Net realized gains on sales of securities        3         3        77       145        51
    Gains on sale of loans                           8        15        40         4         1
    Other                                          171       152       140       129       161
                                                ------    ------    ------    ------    ------
        Total other income                         908       865       920       974       871

OTHER EXPENSES
    Salaries and  employee benefits              1,360     1,334     1,387     1,293     1,276
    Occupancy, furniture and equipment, net        356       365       384       330       335
    Other                                          911       978       880       919       898
                                                ------    ------    ------    ------    ------
        Total other expenses                     2,627     2,677     2,651     2,542     2,509

INCOME BEFORE TAX                                2,125     1,894     1,739     2,008     1,820
INCOME TAX EXPENSE                                 643       564       496       645       500
                                                ------    ------    ------    ------    ------
NET INCOME                                      $1,482    $1,330    $1,243    $1,363    $1,320
                                                ======    ======    ======    ======    ======

Basic  earnings per share                       $ 0.56    $ 0.50    $ 0.47    $ 0.51    $ 0.50
                                                ======    ======    ======    ======    ======

Diluted earnings per share                      $ 0.54    $ 0.49    $ 0.46    $ 0.50    $ 0.49
                                                ======    ======    ======    ======    ======

Book Value per share                            $17.64    $17.41    $16.90    $16.95    $16.63

Return on average equity                         12.43%    11.48%    10.96%    11.98%    12.01%
Return on average assets                          1.38%     1.29%     1.24%     1.33%     1.32%

Net interest spread                               3.63%     3.64%     3.52%     3.60%     3.60%
Net interest margin                               4.06%     4.03%     3.86%     3.93%     3.93%

Allowance for loan losses to total loans          1.29%     1.31%     1.32%     1.35%     1.33%
Net charge-offs to average loans (annualized)     0.07%     0.02%     0.04%     0.05%     0.07%
Nonperforming loans to total loans                0.04%     0.04%     0.03%     0.03%     0.03%
Nonperforming assets to total assets              0.03%     0.02%     0.02%     0.02%     0.02%
